UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                December 5, 1995



                            DSI INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

      DELAWARE                             0-15784                 13-3273041
(State or other jurisdiction of     (Commission File Number)      (IRS Employer
 incorporation                                               Identification No.)


5211 Brownfield Highway, Suite 230, Lubbock, Texas              79407
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code              (806) 785-8400


                          NONE
(Former name or former address, if changed since last report)

Item 4.              Changes in Registrant's Certifying Accountant.


(a)      Previous independent Accountants


(i) On December 5, 1995, DSI Industries, Inc. dismissed Weinick, Sanders & Co. LLP as its independent accountants.


(ii) The reports of Weinick, Sanders & Co. LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and, except for the item discussed in the following paragraph, were not qualified or modified as to uncertainty, audit scope or accounting principle.


     The report of Weinick, Sanders & Co. LLP dated February 1, 1995, except as to certain notes for which their report was dated April 7, 1995, contained two paragraphs which described certain conditions affecting the Company along with management's plans with respect to those conditions. Their report stated that the conditions raised substantial doubt about the Company's ability to continue as a going concern and that the financial statements being reported on did not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

(iii)The Registrant's Board of Directors recommended the change of independent accountants and the engagement of Robinson Burdette Martin & Cowan, L.L.P., and the Board of Directors approved the decision to dismiss Weinick, Sanders & Co. LLP and engage Robinson Burdette Martin & Cowan, L.L.P.

(iv) In connection with its audits for the two most recent fiscal years and through December 5, 1995, there have been no disagreements with Weinick, Sanders & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Weinick, Sanders
     & Co. LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

 (v) During the two most recent fiscal years and through December 5, 1995, there have been no reportable events [as defined in Regulation S-K
     Item 304(a)( I )(v)].

(vi) The Registrant has requested that Weinick, Sanders & Co. LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Registrant has not received the requested letter. Upon receipt, the Registrant will forward it to the Securities and Exchange Commission.


(b)  New independent accountants


(i) The Registrant engaged Robinson Burdette Martin & Cowan, L.L.P. as its new independent accountants as of December 5, 1995.


(ii) Robinson Burdette Martin & Cowan, L.L.P. was not consulted about application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.


(iii)Robinson Burdette Martin & Cowan, L.L.P. was not consulted about any matter that was the subject of a disagreement or a reportable event [as defined in Item 304(a)(1) of Regulation S-K].


(iv) The Registrant has requested that Robinson Burdette Martin & Cowan, L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 5, 1995, is filed as Exhibit 16 to this Form 8-K.

Item 7.      Financial  Statements and Exhibits.

The following exhibit is hereby filed with this Report:



Exhibit
Number                              Description
   16         Letter from Robinson Burdette Martin & Cowan, L.L.P. dated
              December 5, 1995.









                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                       DSI Industries, Inc
                                      (Registrant)


12-14-95                               /s/Sherman H. Norton, Jr.
(Date)                                         (Signature)

                                       Chairman, Chief Executive Officer and
                                       President









Robinson                     1500 Broadway                          Exhibit 16
Burdette                     Suite 1300
Martin                       Lubbock, Texas 79401-3107
& Cowan, L.L.P.


certified public accountants


                                       December 5, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

    We have read the statements made by DSI Industries, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report as of December 5, 1995.
We agree with the statements concerning our Firm in such Form 8-K.



                        Very truly yours,



                        Robinson Burdette Martin & Cowan, L.L.P.